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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                               -------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)             April 25, 2000
                                                  ----------------------------



                               HCC INDUSTRIES INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


         DELAWARE                     333-32207               95-2691666
-------------------------------    ----------------        -------------------
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
           incorporation)              number)          identification number)




               4232 TEMPLE CITY BLVD., ROSEMEAD, CALIFORNIA 91770
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (626) 443-8933
               --------------------------------------------------
              (Registrant's telephone number, including area code)




                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENT.

       Effective March 9, 2000, Richard L. Ferraid became the President and Chief Executive Officer of HCC Industries, Inc. Mr. Ferraid has replaced Robert Rau, who served as Chief Executive Officer of the Company since January 12, 2000. Mr. Rau will continue to serve as Chairman of the Board of Directors.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    April 25, 2000


                                            HCC INDUSTRIES INC.


                                            By  /S/ CHRISTOPHER H. BATEMAN
                                                ---------------------------
                                                  Christopher H. Bateman
                                                   Vice President and
                                                   Chief Financial Officer